                                 EXHIBIT A.(XIV)
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue twenty six billion three hundred fifty million (26,350,000,000) shares of $0.001 par value common stock, having an aggregate par value of twenty six million three hundred fifty thousand dollars ($26,350,000), as listed below:

                                                         Class A         Class B       Class C       Class I      Class Y
                       Series                             Shares          Shares        Shares        Shares       Shares
                       ------                         --------------   -----------   -----------   ----------   -----------
The Hartford Advisers Fund                               375,000,000   175,000,000   110,000,000           --   100,000,000
The Hartford Balanced Income Fund                        200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Capital Appreciation Fund                   285,000,000   175,000,000   110,000,000   50,000,000    50,000,000
The Hartford Capital Appreciation II Fund                200,000,000   200,000,000   200,000,000   50,000,000   200,000,000
The Hartford Capital Preservation Fund                   285,000,000    75,000,000   200,000,000           --   100,000,000
The Hartford Disciplined Equity Fund                     125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Dividend and Growth Fund                    325,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Equity Income Fund                          125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Floating Rate Fund                          200,000,000   200,000,000   200,000,000   50,000,000   200,000,000
The Hartford Focus Fund                                  125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Focus Growth Fund                           125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Communications Fund                  125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Financial Services Fund              125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Health Fund                          125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Global Leaders Fund                         125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Technology Fund                      125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford High Yield Fund                             125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Income Fund                                 125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Inflation Plus Fund                         155,000,000   105,000,000    90,000,000   50,000,000    50,000,000
The Hartford International Capital Appreciation Fund     125,000,000    75,000,000    50,000,000   50,000,000    50,000,000

                                                        Class A       Class B       Class C       Class I      Class Y
                       Series                           Shares         Shares        Shares        Shares       Shares
                       ------                       -------------   -----------   -----------   ----------   -----------
The Hartford International Opportunities Fund         125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford International Small Company Fund         125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford MidCap Fund                              225,000,000    75,000,000   110,000,000           --    50,000,000
The Hartford MidCap Growth Fund                       200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Value Fund                        125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Money Market Fund                      1,200,000,000   500,000,000   500,000,000           --   500,000,000
The Hartford Principal Protection Fund                125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Retirement Income Fund                   200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Growth Fund                200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Value Fund                 200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Growth Fund              200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Value Fund               200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Short Duration Fund                      125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Small Company Fund                       125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Stock Fund                               125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Tax-Free California Fund                 125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Tax-Free New York Fund                   125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Target Retirement 2010 Fund              200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2020 Fund              200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2030 Fund              200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Total Return Bond Fund                   125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Value Fund                               125,000,000    75,000,000    50,000,000           --    50,000,000

                                                       Class A         Class B      Class C      Class D       Class I      Class Y
                    Series                             Shares          Shares        Shares       Shares       Shares       Shares
                    ------                          --------------   ----------   -----------  -----------   ----------   ----------
The Hartford Aggressive Growth Allocation Fund         100,000,000   50,000,000    50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund                    100,000,000   50,000,000    50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund                  100,000,000   50,000,000    50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund              100,000,000   50,000,000    50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund                    100,000,000   50,000,000    50,000,000   50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                           300,000,000
The Hartford DCA Money Fund Series II                                                          300,000,000
The Hartford DCA Money Fund Series III                                                         300,000,000
The Hartford DCA Money Fund Series IV                                                          300,000,000
The Hartford DCA Money Fund Series V                                                           300,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty one billion two hundred million (31,200,000,000) shares, with an aggregate par value of thirty one million two hundred thousand dollars ($31,200,000), as classified below:

                                                          Class A        Class B       Class C       Class I      Class Y
                       Series                              Shares         Shares        Shares       Shares        Shares
                       ------                          -------------   -----------   -----------   ----------   -----------
The Hartford Advisers Fund                               375,000,000   175,000,000   110,000,000           --   100,000,000
The Hartford Balanced Income Fund                        200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Capital Appreciation Fund                   285,000,000   175,000,000   110,000,000   50,000,000    50,000,000
The Hartford Capital Appreciation II Fund                200,000,000   200,000,000   200,000,000   50,000,000   200,000,000
The Hartford Capital Preservation Fund                   285,000,000    75,000,000   200,000,000           --   100,000,000
The Hartford Disciplined Equity Fund                     125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Dividend and Growth Fund                    325,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Equity Income Fund                          125,000,000    75,000,000    50,000,000   50,000,000    50,000,000

The Hartford Floating Rate Fund                          200,000,000   200,000,000   200,000,000   50,000,000   200,000,000
The Hartford Focus Fund                                  125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Focus Growth Fund                           125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Communications Fund                  125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Financial Services Fund              125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Health Fund                          125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Global Leaders Fund                         125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Global Technology Fund                      125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford High Yield Fund                             125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Income Fund                                 125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Inflation Plus Fund                         155,000,000   105,000,000    90,000,000   50,000,000    50,000,000
The Hartford International Capital Appreciation Fund     125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford International Opportunities Fund            125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford International Small Company Fund            125,000,000    75,000,000    50,000,000           --    50,000,000
THE HARTFORD LARGECAP GROWTH FUND                        200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Fund                                 225,000,000    75,000,000   110,000,000           --    50,000,000
The Hartford MidCap Growth Fund                          200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Value Fund                           125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Money Market Fund                         1,200,000,000   500,000,000   500,000,000           --   500,000,000
The Hartford Principal Protection Fund                   125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Retirement Income Fund                      200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Growth Fund                   200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Value Fund                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Growth Fund                 200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Value Fund                  200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Short Duration Fund                         125,000,000    75,000,000    50,000,000           --    50,000,000

                                                          Class A        Class B       Class C       Class I      Class Y
                       Series                              Shares         Shares        Shares       Shares        Shares
                       ------                          -------------   -----------   -----------   ----------   -----------
The Hartford Small Company Fund                          125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Stock Fund                                  125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Tax-Free California Fund                    125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Tax-Free New York Fund                      125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Target Retirement 2010 Fund                 200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2020 Fund                 200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2030 Fund                 200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Total Return Bond Fund                      125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Value Fund                                  125,000,000    75,000,000    50,000,000           --    50,000,000

                                                   Class A       Class B      Class C      Class D       Class I      Class Y
                    Series                          Shares       Shares        Shares       Shares       Shares       Shares
                    ------                       -----------   ----------   ----------   -----------   ----------   ----------
The Hartford Aggressive Growth Allocation Fund   100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund            100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund        100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                     300,000,000
The Hartford DCA Money Fund Series II                                                    300,000,000
The Hartford DCA Money Fund Series III                                                   300,000,000
The Hartford DCA Money Fund Series IV                                                    300,000,000
The Hartford DCA Money Fund Series V                                                     300,000,000

                  SERIES                    CLASS R3 SHARES   CLASS R4 SHARES   CLASS R5 SHARES
                  ------                    ---------------   ---------------   ---------------
THE HARTFORD ADVISER FUND                      50,000,000        50,000,000        50,000,000
THE HARTFORD CAPITAL APPRECIATION FUND         50,000,000        50,000,000        50,000,000
THE HARTFORD CAPITAL APPRECIATION II FUND      50,000,000        50,000,000        50,000,000
THE HARTFORD DISCIPLINED EQUITY FUND           50,000,000        50,000,000        50,000,000

                       SERIES                          CLASS R3 SHARES   CLASS R4 SHARES   CLASS R5 SHARES
                       ------                          ---------------   ---------------   ---------------
THE HARTFORD DIVIDEND AND GROWTH FUND                     50,000,000        50,000,000        50,000,000
THE HARTFORD EQUITY INCOME FUND                           50,000,000        50,000,000        50,000,000
THE HARTFORD FLOATING RATE FUND                           50,000,000        50,000,000        50,000,000
THE HARTFORD GLOBAL HEALTH FUND                           50,000,000        50,000,000        50,000,000
THE HARTFORD GLOBAL LEADERS FUND                          50,000,000        50,000,000        50,000,000
THE HARTFORD HIGH YIELD FUND                              50,000,000        50,000,000        50,000,000
THE HARTFORD INFLATION PLUS FUND                          50,000,000        50,000,000        50,000,000
THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND      50,000,000        50,000,000        50,000,000
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND             50,000,000        50,000,000        50,000,000
THE HARTFORD MONEY MARKET FUND                            50,000,000        50,000,000        50,000,000
THE HARTFORD SMALL COMPANY FUND                           50,000,000        50,000,000        50,000,000
THE HARTFORD STOCK FUND                                   50,000,000        50,000,000        50,000,000
THE HARTFORD TOTAL RETURN BOND FUND                       50,000,000        50,000,000        50,000,000
THE HARTFORD VALUE FUND                                   50,000,000        50,000,000        50,000,000
THE HARTFORD RETIREMENT INCOME FUND                       50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2010 FUND                  50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2020 FUND                  50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2030 FUND                  50,000,000        50,000,000        50,000,000
THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND            50,000,000        50,000,000        50,000,000
THE HARTFORD GROWTH ALLOCATION FUND                       50,000,000        50,000,000        50,000,000
THE HARTFORD BALANCED ALLOCATION FUND                     50,000,000        50,000,000        50,000,000
THE HARTFORD CONSERVATIVE ALLOCATION FUND                 50,000,000        50,000,000        50,000,000
THE HARTFORD INCOME ALLOCATION FUND                       50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on August 1-2, 2006 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to a new series of the Corporation, THE HARTFORD LARGECAP GROWTH FUND, and to allocate additional shares to CLASS R3, CLASS R4 AND CLASS R5 of certain series of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Michael G. Phillips, its Assistant Secretary, this 25th day of October 2006.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President

Attest:


/s/ Michael G. Phillips
-------------------------------------
Michael G. Phillips
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President